UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of Earliest Event Reported):  October 25, 2004



                  SOUTHWEST GEORGIA FINANCIAL CORPORATION
           ------------------------------------------------------
           (Exact name of Registrant as Specified in its Charter)



             Georgia                    001-12053               58-1392259
-------------------------------  ------------------------   -------------------
(State or other Jurisdiction of  (Commission File Number)     (IRS Employer
 Incorporation or Organization                              Identification No.)



                   201 First Street, S.E.
                     Moultrie, Georgia                        31768
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code:  (229) 985-1120



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 8.01  OTHER EVENTS


  On October 25, 2004, Southwest Georgia Financial Corporation issued a press release announcing its results of operation for the quarterly period ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference. This information is also deemed to be furnished under Item 12 in accordance with SEC release number 33-8216.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits:

  The following exhibit is furnished pursuant to Item 8 "Other Events," is not to be considered "filed" under the Securities Exchange Act of 1934, as amended, ("Exchange Act") and shall not be incorporated by reference into any filing by Southwest Georgia Financial Corporation under the Securities Act of 1933, as amended, ("Securities Act") or the Exchange Act.

Exhibit 99: Southwest Georgia Financial Corporation's press release dated October 25, 2004.

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SOUTHWEST GEORGIA FINANCIAL CORPORATION

                                       /s/George R. Kirkland
                                       --------------------------------------
                                       By:  George R. Kirkland
                                       Senior Vice President and Treasurer


                                                 October 25, 2004
                                       ---------------------------------------
                                                        Date

























EXHIBIT INDEX

Exhibit No.                                Description
-----------                    --------------------------------------
    99                         Press Release dated October 25, 2004